Exhibit 10.1 AMENDMENT TO EMPLOYMENT AGREEMENT This Amendment to the Employment Agreement (the “Amendment”) is entered into as of December 22, 2023, by and between Apartment Income REIT, L.P. (f/k/a AIMCO Properties, L.P.), a Delaware limited Partnership (the “Partnership”), and Terry Considine (the “Executive”) pursuant to their mutual goals to be the best-in-class, most efficient, and most shareholder friendly way to invest in multi-family properties. RECITALS WHEREAS, the Executive and the Partnership desire to amend the Employment Agreement, by and between Executive and the Partnership, dated as of December 29, 2017, as amended on December 15, 2020, October 29, 2021, and December 31, 2022 (collectively, the “Employment Agreement”), as provided for herein; WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Employment Agreement; and NOW, THEREFORE, in consideration and exchange for the foregoing, the parties hereto hereby amend the Employment Agreement as follows, effective as of the date first written above: 1. Section 1.1 of the Employment Agreement is hereby amended and restated in its entirety as follows: “1.1 Term of Employment. The Executive’s term of employment under this Agreement shall continue until December 31, 2024, unless further extended or earlier terminated as provided in this Agreement. The period of time between the Effective Date and the termination of the Executive’s employment under this Agreement shall be referred to herein as the “Employment Term.” 2. Section 2.5 of the Employment Agreement, is hereby deleted. 3. Except as expressly amended by this Amendment, all of the terms of the Employment Agreement shall remain in full force and effect. 4. This Amendment may be executed in any number of counterparts, each of which shall be considered an original instrument, but all such counterparts shall together constitute one and the same agreement. [Signature page follows]

Exhibit 10.1 IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date and year first above written. Apartment Income REIT, L.P. By: AIR-GP, Inc., its general partner By: /s/ Lisa R. Cohn Name: Lisa R. Cohn Title: President and General Counsel /s/ Terry Considine Mr. Terry Considine